SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

September 18, 2003

Date of Report (date of earliest event reported)

INTRAWARE, INC.

(Exact name of Registrant as specified in charter)

Delaware	000-25249	68-0389976
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

25 Orinda Way Orinda, California 94563
(Address of principal executive offices)

Registrant’s telephone number, including area code: (925) 253-4500

N/A
(Former name or former address, if changed since last report)

Item  7.                  Financial Statements and Exhibits

(c)                                  Exhibits.

99.1                           Press Release issued by Intraware, Inc. dated September 18, 2003

Item  12.                    Results of Operations and Financial Condition

On September 18, 2003, Intraware, Inc. issued a press release announcing results for the quarter ended August 31, 2003.  A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.  This Form 8-K and the attached exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and are not incorporated by reference into any filing of the Registrant, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2003	INTRAWARE, INC.

/s/ John J. Moss
John J. Moss
Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Exhibit Title

99.1	Press release issued by Intraware, Inc. on September 18, 2003.